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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Allied Healthcare International Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel A. Bergeron, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18. U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as at and for the quarter ended December 31, 2002.

Dated: February 13, 2003

                                 /s/ Daniel A. Bergeron
                                 ------------------------------------------
                                 Daniel A. Bergeron
                                 Vice President and Chief Financial Officer
                                 of the Company